SECURITIES AND EXCHANGE COMMISSION







Washington, D.C. 20549







Form 8-K/A



CURRENT REPORT



PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934



Date of  Report:  May 5, 1995





                                            February 20, 1995


(Date of earliest event reported)





                                                        CONAIR
CORPORATION

(Exact name of registrant as specified in its charter)



			  Delaware                                     1-8919
                         11-1950030

			  (State or other		             (Commission
   (I.R.S. Employer

		 	  jurisdiction of                         File Number)
              Identification No.)

			  incorporation)



			  150 Milford Road, East Windsor, New Jersey
         08520

			  (Address of principal executive offices)					         (Zip
Code)



			  Registrant's telephone number, including area code  (609)
426-1300





			                                                         N/A


(Former name or former address, if changed since last report.)









































"The undersigned Registrant hereby amends the Current Report on

 Form 8-K dated March 6, 1995 by including herewith for filing the

   				    pro forma financial information required by Item 7 of
Form 8-K which

				    information was not practicably available at the time of
the filing of

				    the Form."







































































UNAUDITED PRO FORMA CONDENSED

FINANCIAL STATEMENTS







	The following unaudited pro forma condensed financial statements give effect to the acquisition of Babyliss, as though the acquisition occurred on January 1, 1994 in the case of income statement data and on December 31, 1994 in the case of balance sheet data.



	The condensed historical financial statement data of the Company and Babyliss as of and for the year ended December 31, 1994 are derived from the audited financial statements of the Company and Babyliss (included elsewhere herein for Babyliss) and should be read in conjunction with those audited financial statements. In the case of the historical financial statements of Babyliss, such financial statements appear in local currency (French Francs) and were prepared using accounting principles generally accepted in France, as adjusted to amounts which would have been reported under generally accepted accounting principles in the United States (although such adjustments were not material). Such financial statements were translated into U.S. dollars in accordance with the standards established by Statement of Financial Accounting Standards No 52 - Foreign Currency Translation.



	These pro forma condensed financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results or financial position that might have been achieved had the acquisition of Babyliss, actually occurred on January 1, 1994 and December 31,
1994, respectively, nor are they necessarily indicative of operating results and financial position which may occur in the future.



	The acquisition of Babyliss has been accounted for as a "purchase" transaction with the purchase price allocated to the estimated fair value of the assets acquired and the liabilities assumed. The excess of the purchase price over the estimated fair value of the net assets acquired is allocated to goodwill, which is amortized over 30 years. The allocation of the purchase price and the estimated fair value of assets and liabilities is based upon preliminary estimates of the Company's management using the most recent information available and is subject to adjustment when the final allocation is made using appraisals and other information not presently available. However, the Company's management doe not believe the final purchase price allocation will be materially different from the estimates used herein.





































UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 1994

(In thousands of U.S. dollars)



													   	   Pro Forma	   Pro
			Historical        	  Adjustments	 Forma
			Conair     Babyliss



NET SALES				 		       $524,398    $ 72,292
$596,690

COST AND EXPENSES:

   Cost of goods sold				 	  357,987       44,680
402,667			   Selling, general and

	administrative				 	  124,597	 20,280		863 (1a)
145,740			 										  482,584       64,960		863			 548,407

INCOME FROM OPERATIONS		    41,814	   7,332	     (863)
48,283			   INTEREST EXPENSE, NET			      8,353	   1,410
2,948 (1b)		   12,711



INCOME BEFORE INCOME TAXES

   AND MINORITY INTEREST		    33,461        5,922	  (3,811)
35,572

   Income tax provision				    12,974	  1,870     (1,334) (1c)
 13,510



INCOME BEFORE MINORITY

   INTEREST						    20,487	  4,052	  (2,477)		     	   22,062




MINORITY INTEREST					    		     571        (571)  (1d)




NET INCOME					     	 $ 20,487	$ 3,481  $(1,906)
$22,062



See note to the Unaudited Pro Forma Condensed Financial
Statements.





































UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS OF DECEMBER 31, 1994

(In thousands of U.S. dollars)



										         			    Pro Forma	   Pro
   Historical		  Adjustments  	Forma	     			 		  							Conair
     Babyliss

	ASSETS



CURRENT ASSETS:

   Cash and cash equivalents		      $ 23,702	    $ 1,769	  $
(6,000) (1e)	$ 19,471	   			   Accounts receivable, net
80,616	     16,230					   96,846
Inventories							104,220	     14,594					 118,814

   Other								    3,650	   	2,139					     5,789
						      						212,188	     34,732	     (6,000)		 240,920


PROPERTY, PLANT AND

   EQUIPMENT, NET					 66,992		 6,522					   73,514



INVESTMENTS AND OTHER

   ASSETS:

   Excess of cost over net assets

   of acquired companies				 70,575		    880	    25,878 (1f)
97,333

   Deferred expenses and other assets	 12,949		    275
13,224

         Total  assets				    $362,704	    $42,409	  $19,878
  $424,991





	LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES:

   Accounts payable and other		     $ 59,260	    $12,699
 $ 71,959

   Current portion of long-term debt	  6,275		 5,536
11,811

									65,535	      18,235					  83,770



OTHER LIABILITIES:

    Long term debt			            100,405		 5,342	   37,000
(1e)	142,747

    Deferred income taxes				21,310		      50					  21,360

    Other											 1,660				  	    1,660

    Minority interest								 1,792	   (1,792) (1g)

STOCKHOLDERS' EQUITY		     175,454	      15,330     (15,330)
(1h)	175,454

    Total liabilities &

	 stockholders' equity	 		   $362,704	    $42,409 	  $19,878
  $424,991



See notes to the Unaudited Pro Forma Condensed Financial
Statements.



















NOTES TO THE UNAUDITED PRO FORMA

 CONDENSED FINANCIAL STATEMENTS



		1. The pro forma adjustments related to the Babyliss acquisition are as follows:



	Income statement



			a.  To amortize goodwill relative to the Babyliss acquisition using a 30 year life.

			b.  To reflect interest expense on $37 million of borrowings
at the Company's incremental 			borrowing 	rate of 7.32% per
annum, and a reduction of interest income at a rate of 4% on $6
			million of cash used to finance the acquisition of Babyliss.

			c. To give tax effect to the above adjustments at the Company's statutory tax rate.

			d.  To reflect the assumed purchase of minority interests in
certain Babyliss subsidiaries 			which the Company is in the
process of acquiring.



	Balance Sheet



			e.  To reflect the borrowings and the reduction in cash used
to finance the Babyliss 			acquisition.

			f.  To allocate the excess of the purchase price over the
fair value of assets acquired and 			liabilities assumed to
goodwill.

			g.  To reflect the assumed purchase of minority interests in
certain Babyliss subsidiaries 			which the Company is in the
process of acquiring.

			h.  To eliminate pre-acquisition equity.

















































	INDEPENDENT AUDITORS' REPORT







	To the Shareholders of

		THE BABYLISS AND CRISTAL COMPANIES



		We have audited the combined balance sheet of the Babyliss and Cristal Companies as of

	December 31, 1994 and the combined statement of income for the year then ended. These financial

	statements are the responsibility of the Babyliss and Cristal Companies management. Our responsibility

	is to express an opinion on these financial statements based on our audit.



		We conducted our audits in accordance with auditing standards generally accepted in France which do

	not materially differ from auditing standards generally accepted in the United States. Those standard require

	that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of

	material misstatement.   An audit includes examining, on a test
basis, evidence supporting the amounts and

	disclosures in the financial statements. An audit also includes assessing the account principles used and

	significant estimates made by management, as well as evaluating the overall financial statement presentation.



		In our opinion, these combined financial statements present fairly, in all material respects, the

	financial position of the Babyliss and Cristal Companies at December 31, 1994, and the results of its

	operations for the year ended in accordance with accounting principles generally accepted in France.







	Albert ALMERAS  and  Pierre LOEPER						DELOITTE TOUCHE TOHMATSU

	French Statutory Auditors										International Reporting
Auditors

	Paris, France												Paris, France



	April 7, 1995												April 7, 1995







































                					   BABYLISS AND CRISTAL COMPANIES
      								COMBINED BALANCE SHEET AS AT DECEMBER 31, 1994
                  									    			   ('000 FRENCH FRANCS)




           						      DEC. 31, 1994


	ASSETS																				 CURRENT ASSETS
																			Cash and Marketable Securities
  9,463					Accounts Receivable   										         	  88,210
				Less Allowance Doubtful Accounts     						 			  (1,428)
                                                 Accounts
Receivable, Net.     											  86,782
					Inventories															  78,021

	Prepaid expenses and other short term receivables						    9,454

	Deferred Income Taxes													701
                  184,421



PROPERTY, PLANT AND EQUIPMENT, NET 												 	 Property,
Plant and Equipment
       			  58,722 					 Less Accumulated Depreciation
      (38,414)

        				                       20,308

																			INVESTMENT AND OTHER ASSETS
															Investment in Affiliated Companies
  	    1    				Unamortized goodwill       											    7,295
				Deferred Expenses and Other Assets								           2,623


                       			    9,919



																	       214,648



	LIABILITIES AND STOCKHOLDERS' EQUITY										CURRENT
LIABILITIES 																	 	Short Term Debt
26,005  					Accounts Payable     													 39,956
					Other Current Liabilities												 27,435


               		 93,396
        OTHER LIABILITIES 																			 Long Term Debt
													 17,830  					 Other Liabilities
  8,877  				Deferred Income Taxes         												 35


                                    26,742

																			MINORITY INTEREST      												   9,726

              																		STOCKHOLDERS' EQUITY
																		Common Stock       													  2,433
					Cumulative Translation Adjustment        							  	   (958)
 					Retained Earnings   												       83,309


      			       84,784

                                                  		     214,648





BABYLISS AND CRISTAL COMPANIES     					  		 COMBINED INCOME
STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1994
         										 ('000 FRENCH FRANCS)






                    					    	   1994


   			 Net Sales 	 														 402,252					 Cost of Sales
													       (248,711)

																			 Gross Margin  														 153,541

                    									 Distribution Costs
  (6,720) 				 Commercial Costs   													 (19,966)
Marketing Costs   													 (21,068) 				 General and
Administrative Costs    									 (64,960)

                 Total Operational Costs
(112,714)
                             																		OPERATING PROFIT
    												  40,827

	Net Financial Costs  													  (7,519)
				Royalties														         	   7  				Extraordinary
Profit (Loss)       										     (860)

																		PROFIT BEFORE TAX    												  32,455
				Employees' Profit Sharing 											  (1,452) 				Income
Taxes   														 (10,995) 				Deferred Taxes
														364


COMBINED NET RESULT     										          20,372



MINORITY INTEREST    												   (1,044)

               GROUP SHARE														   19,328









































							 COMBINATION AS AT DECEMBER 31, 1994
                        CONTENTS



	1.	  ACCOUNTING POLICIES, VALUATION METHODS AND COMBINATION
AND					  CONSOLIDATION POLICIES         															  1.1
Combination and consolidation policies         												  1.2
 Accounting policies and valuation methods

	2.      INFORMATION CONCERNING THE COMPANIES INCLUDED IN THE
COMBINED				  FINANCIAL STATEMENTS

	3.     ANALYSIS OF THE BALANCE SHEET--ASSETS
3.1  Cash and Marketable Securities         														 3.2
Accounts Receivable         															        3.3
Inventories          																	        3.4  Prepaid
Expenses and Other Short Term Receivables
  3.5  Deferred Income Taxes         																 3.6
Property Plant and Equipment          														 3.7
Investments in Affiliated Companies
3.8  Unamortized Goodwill          																 3.9
Deferred Expenses and Other Assets



	4.    ANALYSIS OF THE BALANCE SHEET--LIABILITIES AND
STOCKHOLDERS' EQUITY 			     	4.1  Other Current Liabilities
      															4.2  Long Term Debt
																       4.3  Deferred Income Taxes
															       4.4  Minority interests
																       4.5  Stockholders' equity



	5.    INCOME STATEMENT         																5.1  Net Sales
        																			5.2  Personnel Costs
																		5.3  Exceptional Profit (Loss)
															      5.4  Income tax



	6.    COMMITMENTS AND CONTINGENCIES



	7.    STATEMENT OF CASH FLOWS



	8.    EVENTS AFTER BALANCE SHEET DATE























	1.  ACCOUNTING POLICIES, VALUATION METHODS AND COMBINATION
AND				 CONSOLIDATION POLICIES



	1.1 COMBINATION AND CONSOLIDATION POLICIES



		  All companies in which the BaByliss S.A. holds a
participating interest (direct or indirect) of more than 		50%
or companies in which BaByliss S.A. has the majority of the
voting rights (direct or indirect) have been 		consolidated
using the full consolidation method. All significant
inter-company accounts and transactions have 		been eliminated.



		 The combined financial statements of the BaByliss and Cristal
Companies include the consolidated financial 		statements of
BaByliss S.A. and the consolidated financial statements of
Cristal S.A. The combined financial 		statements have been
prepared as a result of the stockholders' common ownership of
these entities as a result		of the acquisition of the shares of
BaByliss S.A. and Cristal S.A., as from February 18, 1995 by the
American 		Company, Conair Corporation (see footnote 8). In
particular, in order to present the total investment of Conair
on 		a combined basis in BaByliss S.A. and Cristal S.A., the
stockholders' current account of Cristal S.A. (21,951 KF)
		purchased by Conair as from February 18, 1995 (see footnote 8)
has been eliminated in the attached combined 		balance sheet as
of December 31, 1994.



		 All amounts in these financial statements have been expressed
in thousands of French francs (1,000 FF		 or KF) unless
indicated otherwise.

		 All companies included in the consolidation and combination
have a twelve month period ending 		December 31, 1994.



		 Goodwill arising on various acquisitions has been recorded as
goodwill in the balance sheet, and is being 		amortized over a
period of five to twenty years, except for the goodwill on the
acquisition of the Faco shares, which 	has been capitalized and
which is not being depreciated. This is justified by the value
of the intangible elements of 		Faco, such as "Know How" and
patent rights.



		The financial statements of foreign subsidiaries included in
the consolidation and comination have been 		translated to
French francs using the year-end closing rate method. The
resulting exchange difference on the 		opening equity is
excluded from net income and is included in a separate component
of Stockholders' Equity. The 		exchange rates used were as
follows:

											                                     DEC. 31, 1994
                                                    			Belgian
franc      										 0.1680									Pound sterling
	 8.3500 									German mark       									 3.4500
									Swiss franc      										 4.0800 									Spanish
peseta  									        0.0406 									Dutch guilder
									 3.0800

		The closing rate method has been consistently applied in the
past and the impact on the translation of 		opening
stockholders' equity amounts to 268 KF.

	 1.2 ACCOUNTING POLICIES AND VALUATION METHODS

		 The financial statements have been prepared in accordance
with accounting principles generally accepted in 		France.








		Property, plant and equipment is depreciated over the following useful lives, computed primarily on the
		straight-line method, which has been consistently applied in the past:

			Buildings  								 20 to 25 years 										Commercial
fittings    					   5 to 10 years										Plant and machinery
 					   3 to  5 years 										Vehicles    								   3 to  5
years 										Office equipment    						   3 to 10 years
										Office furniture   						   3 to 10 years



		 Inventory is carried at the lower of cost, with cost
determined on a weighted average historical cost,		 or its net
realizable value.



		 Deferred taxation is calculated using the liability method,
however deferred tax assets on recoverable losses 		and on
deferred depreciation have not been taken into account.



 		  Revenues are recognised when the sale is consummated which coincides with the shipments of goods.

		 Gains and losses arising from the Revenues are recognised
when the sale is consummated which coincides 		with the
shipments of goods.



	 2.  INFORMATION CONCERNING THE COMPANIES INCLUDED IN THE
COMBINED FINANCIAL    		      STATEMENTS



		BaByliss S.A., a company with common stock with a nominal
value of 2,229 KF owns the following 		participating interests
in the following companies as at December 31, 1994:



	Faco S.A., a company governed by Belgian law, with common
stock with							a nominal value of 25,000,000 Belgian francs,
registered office 25,								Avenue de l'Independance, Wandre,
Belgium								    	 59.36%



	BaByliss UK Limited, a company governed by English law, with
common							stock with a nominal value of 80,000 Pounds
sterling, registered office								Mill Lane, Alton, Hampshire
   												      69%



	BaByliss Germany GmbH, a company governed by German law,
with								common stock with a nominal value of 100,000 German
marks									registered office at Dusseldorf, Germany
									     75%



	Sofac S.A., a company governed by French law, with
											common  stock with a nominal value of 2,000
KF,												registered office  Rue Louis Dacquin, 59200
Rouvignies						         100%



	Nyhar B.V., a company governed by Dutch law, with
											common stock  with a nominal value of 50,000 Dutch
guilders,									registered office at Breda, The
Netherlands									           75%



	BaByliss Spain, a company governed by Spanish law,
with										common stock with a nominal value of 20,000,000
Spanish pesetas				    50%



	Continental Products S.A., a company governed by French law,
with								common stock with a nominal value of 500 KF
     49.5%







		The above mentioned companies were already included in the
consolidation of the BaByliss S.A. group as at 		December 31,
1993, with the exception of the following two companies:


			50% of the outstanding shares of Nyhar B.V. were acquired in
1994. The    results of Nyhar B.V. have 			been consolidated for
25% for the period up to and including the date of the
additional acquisition and for 			75% for the remaining period
up to and including December 31, 1994.



			25.2% of the outstanding shares of Sofac S.A. were acquired
in 1994. The results of Sofac S.A. have been 			consolidated for
74.8% for the period up to    and including the date of the
additional acquisition and for 100% 		for the remaining period
up to and including December 31, 1994.



	      The combined financial statements include the above
mentioned consolidated financial statements of BaByliss 		S.A.
as well as the consolidated financial statements of Cristal S.A.
(a company governed by Swiss law, with 		common stock with a
nominal value of SF 50,000) with Blitog SA (a company governed
by Swiss law, with 		common stock with a nominal value of SF
50,000), which is owned by Cristal S.A. for 100%.

	3.  ANALYSIS OF THE BALANCE SHEET--ASSETS



	3.1 CASH AND MARKETABLE SECURITIES

        																		 '000F



	BaByliss S.A  														 3,364					Nyhar
	 1,450 					Blitog   				 												 1,239 					Faco
																    605 					Continental Products
   489 					BaByliss Spain    													    495 					Cristal
   															    317					Babyliss UK
228 					BaByliss Germany     													    111 					Sofac
 															      29 					Cash transfer (in progress)
											 1,136
                          TOTAL 													 9,463



	3.2 ACCOUNTS RECEIVABLE


   									'000 FF
         The net book value of trade receivables, after
recording 												allowances for doubtful receivables of
1,428 KF, is   					86,782





   		 All inter-company accounts receivable have been eliminated.



	 3.3 INVENTORIES
                     																										'000 FF


	Inventories amount to   												 82,691					Less an
allowance for slow moving and obsolete inventory   				  (4,670)
                                                     Giving a
net book value of  											 78,021



		 Profits included in the inventories as at December 31, 1994
resulting from inter-company			transactions have	been
eliminated.







	 3.4 PREPAID EXPENSES AND OTHER SHORT TERM RECEIVABLES




																			 '000 FF

	These items comprise: 																			 Other Short Term
Receivables   																	 (after elimination of inter
company items)  							 4,707 				and prepaid expenses for:
																		BaByliss UK   														 1,905
					BaByliss S.A  														 1,502  					Nyhar B.V
														    496  					Cristal     															    385
					BaByliss Germany   													    276 					Faco
																    132

		Blitog																      33

		Sofac																      18

			  TOTAL   														 9,454





	 3.5 DEFERRED INCOME TAXES



		Deferred income taxes resulting from temporary differences
between the accounting and tax profit calculation 		have been
taken into account at the nominal tax rates prevailing as at
December 31, 1994, in each of the individual 	countries. The
deferred tax asset has not been offset with the deferred tax
liability. In calculating the deferred tax 		asset, carryforward
losses and deferred depreciation have not been taken into account.


																			  '000 FF
                               																				As at
December 31, 1994 the deferred tax asset amounts to					    701






	 3.6 PROPERTY PLANT AND EQUIPMENT
                      '000 FF


	As at December 31, 1994 the gross investment in Property Plant
										 and Equipment amounts to    											  58,722
				The accumulated depreciation as of that date amounts to
					 (38,414)


	Resulting in a net book value of    											  20,308





	3.7 INVESTMENTS IN AFFILIATED COMPANIES

																					 '000 FF


	 The investments in affiliated companies represent a minority
										participating interest of BaByliss UK, valued at its
												acquisition costs of													      1






	 3.8 UNAMORTIZED GOODWILL



		 Goodwill arising on various other acquisitions has been
recorded as goodwill in the balance sheet, and is 		being
amortized over a period of five to twenty years, except for the goodwill on the acquisition of





	the Faco shares, which has been capitalized and which is not being amortized. This is justified by the value of the
		intangible elements of Faco, such as "Know How" and patent rights.


																			'000 FF
                             																					As at December
31, 1994 the net book value of this  goodwill amounts to
7,295


	3.9  DEFERRED EXPENSES AND OTHER ASSETS

																			'000 FF



      The deferred expenses and other assets consist of:
												Capitalised Research & Development expenses
								 1,152  				Long term receivables 													    378
				Expenses to be deferred over a period of maximum 5 years
				           314  				Miscellaneous other assets
   779  					TOTAL 																 2,623


	4.   ANALYSIS OF THE BALANCE SHEET -  LIABILITIES STOCKHOLDERS'
EQUITY 																										4.1 OTHER CURRENT LIABILITIES
                                                           '000
FF


	 The other current liabilities include: 																Tax and
social security liabilities   										21,091  						Provision
for guarantees   											 4,584  						Provision for risks
and charges   									 1,760
       	            TOTAL   											      27,435



	 4.2 LONG TERM DEBT



		 The long term debt includes debt with a repayment date of
more than 5 years 					of 1,452 KF.


	                        														 	 '000 FF


	As at December 31, 1994 the total of long term debt amounts to
				17,830





	 4.3 DEFERRED INCOME TAXES



		 Deferred income taxes resulting from temporary differences
between the accounting and tax profit calculation 		have been
taken into account at the nominal tax rates prevailing as at
December 31, 1994, in each of the individual 	countries. The
deferred tax liability has not been offset with the deferred tax asset.


																			 '000 FF



      As at December 31, 1994 the deferred tax liability amounts
to   					 35





















	 4.4 MINORITY INTERESTS


   									'000 FF
         	The breakdown of the minority interests as at December
31, 1994									    is as follows:																					Faco
															 5,539 						BaByliss UK   													 2,050
						Nyhar    															 1,723  						BaByliss Spain
												    563  						BaByliss Germany
251  						Continental Products   											  (400)
                                                         TOTAL
													9,726



	4.5 STOCKHOLDERS' EQUITY


      								'000 FF
                                       Shareholder's equity
amounts to             									84,784

                                            			      This amount
includes the Common Stock of:  														BaByliss S.A
       											  2,229  						Cristal
   204
             TOTAL            												  2,433 					The
Cumulative Translation Adjustment represents the
translation differences on the opening equities of the
											   foreign subsidiaries
(958) 					The Retained Earnings on a combined basis amount to
        			83,309
                        TOTAL              											84,784





	 5.  INCOME STATEMENT



	 5.1 NET SALES
             																											'000 FF   				Net sales
for the year, after eliminating inter-group
sales,											amount to  															402,252

	The split up of these sales by company in a percentage of
										   net sales is as follows:

	   France   																 41%  				   The Netherlands
														17%  				   Belgium    																14%
United Kingdom   														13%  				   Spain
																	  2%  				   Switzerland    															  1%


		Cost of Sales amounts to 248,711 KF, resulting in a gross margin of 153,541 KF or 38%.



	 5.2 PERSONNEL COSTS

		Consolidated personnel costs in 1994 amount to 48,247 KF.














	The average number of employees for the years ended December 31, 1994 is as follows:


																		    1994
                                                   		BaByliss
S.A 															63 					Faco
	70					BaByliss UK    															16 					BaByliss Germany
 														15 					Sofac   																	17
					Nyhar																	17					Babyliss Spain
4						TOTAL  														     202





	5.3 EXTRAORDINARY PROFIT (LOSS)


																		 '000 FF

	Exceptional charge for corporate income tax on disallowed
royalty									expenses for BaByliss Germany
(1,015) 					Minority interest on the results of Nyhar before
the acquisition 									   of the majority of the outstanding
shares    							 (1,993) 					Other exceptional charges
										        (1,037)				       Exceptional income on the
cession of the shares of the former  									   group company
Harny      										            215 					Correction of minority
interests Continental Products and Sofac      		     625
					Other exceptional income
737					Exceptional income Crystal											  1,608						 Total
Extraordinary Profit (Loss)									    (860)



	5.4  INCOME  TAXES



    		The income tax charge for the year ended December 31, 1994
amounts to 10,995 KF and the deferred tax 		charge on temporary
differences amounts to 364 KF.



	6.  COMMITMENTS AND CONTINGENCIES

'000 FF
	Commitments given  																				Commitments in respect
of capital leases (plant and equipment)	           754
						Commitments in respect of capital leases (real estate)
    22,809 						Unmatured discounted bills
6,537  						Guarantee for trading goodwill Faco
15,086  						Mortgage over building										        5,645
						Pledge over vehicle											        1,008

 		      TOTAL													      51,839


													Commitments received
Personal guarantees from Board members						        1,800
    Commitments in respect of capital leases (real estate)
   17,500 					     Commitments in respect of capital leases
(plant and equipment)                202 					     Bank
guarantee given												     42
                                           TOTAL
 19,544



								 COMBINED STATEMENT OF CASH FLOWS

         										('000 FRENCH FRANCS)


                      						 1994


										Net income attributable to the Group
								19,328  					Depreciation and amortization
									  7,682  					Provisions and allowances
										  7,872  					Reversal of depreciation, amortization,
provisions and allowances         	 (8,036)  				Gains on
disposals of non-current assets             							      (83)
				Minority interests in net income for the year
						  1,044  					Deferred taxation
  (364)   		                         	 	 Cash generated from
operations        						  		27,443

      															Change in inventories
 (11,471)  				Change in trade receivables
 (22,419)  				Change in other receivables
										(1,002)  					Change in trade payables
										 7,379 					Change in tax and social security
liabilities
503						Change in operating receivables and payables
(19,681)



		Net cash generated by operations          								 7,762



	Acquisition of intangible assets       									(5,910)
					Acquisition of property, plant and equipment
						(8,196) 					Change in deferred charges
										    220
       		Acquisition of non-current assets and deferred charges
    		     (13,886)


	Disposal of property, plant and equipment          						 4,332
 					Disposal of long-term investments
683


		Disposal of non-current assets          								5,015
					Change in long-term loans payable          								9,327



		Net cash generated by investing activities
456
																							                           Impact of
foreign exchange movements          							 (658)  					Impact
of changes in minority interests on reserves
(1,553)  					Impact of changes in companies included in the
consolidation             		   533
                            		Total														      (1,678)




		Total change in net cash position          								6,540


                            								Change in cash
												      (2,911)  					Change in short-term loans
payable         								9,451
                           	Total change in net cash position
    								6,540



	 8.  EVENTS AFTER BALANCE SHEET DATE



 		As at February 18, 1995 all the common stock of BaByliss S.A.
and Cristal S.A. have been acquired by the 		American Company,
Conair Corporation.